SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:   November 2, 2000
(Date of earliest event reported)

                      MERRILL LYNCH MORTGAGE INVESTORS, INC
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       333-81429              13-5674085

(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
Incorporation)                         File Number)         Identification No.)

 250 Vesey Street, World Financial Center, North Tower, New York, New York 10281
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

ITEM 5. OTHER EVENTS

                  This Current Report relates to the Pooling Agreement dated as of November 2, 2000 (the "Pooling Agreement") between Merrill Lynch Mortgage Investors, Inc (the "Registrant") and Wells Fargo Bank Minnesota, National Association as trustee in connection with the Registrant's offering of the MLMI Resecuritization Pass-Through Certificates, Series WM2, Class A-1 and Class A-2 (the "Offered Certificates") and Class B and Class R (the "Non Offered Certificates").

                  Attached as Exhibit 4 to this Current Report is the Pooling Agreement for the MLMI Resecuritization Pass-Through Certificates, Series WM2.

                  The Offered Certificates were offered pursuant to a Base Prospectus and related Prospectus Supplement which were filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Offered Certificates was registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-81429) (the "Registration Statement").

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                  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

Exhibit 4                  Pooling Agreement

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned duly authorized officer.

                                            MERRILL LYNCH MORTGAGE
                                            INVESTORS, INC

                                            By:
                                               ---------------------------------
                                                Name:  John Winchester
                                                Title: Director

Date:  November 13, 2000


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                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.        Description                                             Page

4                  Pooling Agreement